                                  MORGAN GRENFELL
                                  SMALLCap Fund, Inc.







           Annual Report December 31, 1999

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION AND ANALYSIS

Dear Shareholder,
    The Morgan Grenfell SMALLCap Fund significantly outperformed its benchmark for the twelve months ended December 31, 1999. The Fund had a total return of 36.72% for the annual period, as compared to 12.41% for the S&P 600 Index. The Fund also outperformed the Russell 2000 Index, which returned 21.26%, and the Lipper Small Cap Core Funds Average, which returned 28.27%, for the same time period.

MARKET REVIEW

For the first time in five years, the small cap equity market outperformed both its large cap and mid cap brethren for the year ended December 31, 1999. The dominant theme within the small cap sector during 1999 was "growth over value," as these different style stocks exhibited their widest divergence ever.
    Led by technology and Internet-related stocks, small growth stocks, as represented by the Russell 2000 Growth Index, gained 43.1% for the twelve months ended December 31, 1999. On the other hand, the value component of the Russell 2000 Index fell approximately 1.5%. As with the broader equity market, more stocks in the Russell 2000 Index actually declined in value in 1999 rather than appreciated, rendering performance in the small cap U.S. stock market very narrow indeed.

INVESTMENT STRATEGY

The Fund continues to focus primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The weighted average market capitalization of companies held in the Fund on December 31, 1999 was $1.5 billion.
    The Fund's strong performance for 1999 was due primarily to effective sector and individual stock allocation, despite high volatility within the U.S. equity market in general and the small cap market in particular.
    For example, the Fund's largest allocation was to the technology sector, the small cap index's top performing sector. We focused our research on those companies that we believed would benefit from e-commerce, the need for greater bandwidth and connectivity, and other innovations that we anticipate will enjoy strong demand in the future. Within this sector, strong performers included Mercury Interactive and Pinnacle Systems.
    Throughout most of the fiscal year, the portfolio was also overweight in health care stocks. Winners for the Fund in this sector included Cell Genesys, Inc. and ResMed, Inc.
    The Fund also benefited from its holdings in certain energy companies, particularly exploration and production companies that experienced drilling successes in new oil and gas fields as well as oil service companies whose stock increased in value with the recovery of oil prices during 1999. Also to the benefit of the Fund, the portfolio was underweight in the poorly

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

performing consumer and credit sensitive sectors, the latter of which was particularly impacted by fears of inflation, rising interest rates, and Y2K concerns. As of December 31, 1999, the Fund held 89 securities in its portfolio.

MANAGER OUTLOOK

Our outlook for the equity markets in general is favorable, as the U.S. economy continues to benefit from strong productivity-led growth in the midst of low inflation. Fundamentals for corporate profits also remain solid across most sectors. Thus, we believe that the year 2000 should bring higher stock prices and broader, significantly improved market breadth, whereby non-technology sectors with attractive valuations and strong corporate earnings should participate more fully in market advances than in recent years.
    The relative outperformance of small stocks in 1999 appears, in our view, to be the beginning of an extended period of sustained outstanding performance, especially given the improved global economic picture. Strong earnings growth, rather than discounted valuations, should also be a key driver of smaller companies.
    Two additional factors could spark added momentum to the small cap rally. In our opinion, as individual investors assume growing responsibility for their own retirement planning, mutual fund flows (especially into corporate-sponsored plans) continue to be an important source of liquidity. As these individuals' comfort level with equity investing increases, they are also likely to diversify investments to include small cap stocks.
    In addition, the small cap universe contains over 6,300 companies, representing well over 90% of all publicly traded domestic companies. Such a universe provides an excellent source for corporate America and venture capitalists to continue to recognize, as they did in record numbers during 1999, value in these companies with solid fundamentals early in their growth cycle. The U.S. economy, with its high level of entrepreneurial activity and venture capital backing, should continue to provide many attractive investment opportunities as early stage private companies shift to public ownership. Takeovers, restructuring and consolidation also create opportunities for small cap investors.
    Our market outlook is tempered by heightened expectations that the Federal Reserve Board may raise interest rates in the new year in an effort to dampen ongoing overzealous consumer spending. Any further Fed tightening of monetary policy would come on the heels of three additional rate hikes in 1999, which essentially brought rates back to levels seen prior to the global economic crisis of 1998. Still, we believe that even with the possibility of further rate hikes in 2000, the U.S. economy should be able to achieve a soft landing, at worst. There may also be increased market volatility as presidential elections near and campaign rhetoric begins to dominate the news. Earnings disappointments continue to present the primary investment risk.
    Given the recent and anticipated high volatility in the stock market, it is important to keep in mind that we remain disciplined in our process. Our investment strategy continues to:

    - focus on small cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

--------------------------------------------------------------------------------

    - focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller U.S. companies

    - use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources, and

    - strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential.

    As always, our primary objective is to provide high capital appreciation for our shareholders. We thank you for your continued support of the Morgan Grenfell SMALLCap Fund.

Sincerely,

/s/ Audrey M. T. Jones

Audrey M. T. Jones
President of the Morgan Grenfell SMALLCap Fund

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31, 1999 (based upon the Fund's NAV)
---------------------------------------------------------------------------------------------------
                                                  Annualized   Annualized   Annualized   Annualized
                                    1 Year          3 Year       5 Year      10 Year     Inception
                                    Return          Return       Return       Return      to Date
SMALLCap Fund*                            36.7%      17.2%        22.6%        14.8%        13.1%
S&P 600 Index                             11.7%      17.1%        13.0%        10.5%        10.5%
Russell 2000 Index                        21.3%      13.1%        16.7%        13.4%        11.1%

COMPARISON OF CHANGE IN THE VALUE OF A $1,000 INVESTMENT IN MORGAN GRENFELL SMALL CAP FUND, INC. VERSUS THE S&P 600 SMALL CAP INDEX AND THE RUSSELL 2000 INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SMALLCAP FUND  S&P 600 INDEX  RUSSELL 2000 INDEX
5/6/87          1,000          1,000               1,000
                  957            891                 923
12/89           1,198          1,015               1,073
                1,038            774                 864
12/91           1,575          1,150               1,262
                1,635          1,392               1,494
12/93           1,776          1,653               1,777
                1,719          1,574               1,744
12/95           2,459          2,046               2,241
                2,959          2,482               2,610
12/97           3,397          3,117               3,194
                3,488          3,076               3,112
12/99           4,768          3,506               3,775

* COMMENCED OPERATIONS ON MAY 6, 1987.
NOTE: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT PREDICATIVE
      OF FUTURE PERFORMANCE. ACTUAL RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES WHEN SOLD MAY BE WORTH MORE OR LESS THAN THEIR COST.

--------------------------------------------------------------------------------

                               HISTORICAL RETURNS

                                                          SMALLER COMPANIES
                                              SMALLCAP   --------------------    LARGER COMPANIES
                                                FUND        S&P      RUSSELL    -------------------
PERIOD                                          NAV         600        2000     S&P 500    D.J.I.A
--------------------------------------------  --------   ---------   --------   --------   --------
1999                                             36.7%      12.4%       21.3%      21.0%     27.2%
1998                                              2.7%      -1.3%       -2.6%      28.6%     18.2%
1997                                             14.8%      25.6%       22.4%      33.4%     24.9%
1996                                             20.3%      21.3%       16.5%      23.0%     28.9%
1995                                             43.1%      30.0%       28.5%      37.6%     36.9%
1994                                             -3.2%      -4.8%       -1.8%       1.3%      5.0%
1993                                              8.6%      18.8%       18.9%      10.1%     17.0%
1992                                              3.8%      21.1%       18.4%       7.6%      7.4%
1991                                             51.8%      48.5%       46.0%      30.5%     24.3%
1990                                            -13.4%     -23.7%      -19.5%      -3.1%     -0.5%
1989                                             25.2%      13.9%       16.3%      31.7%     32.2%
1988                                             19.1%      19.5%       25.0%      16.6%     16.2%
Total Return from Inception (5/6/87)            376.8%     245.8%      277.4%     577.3%    583.5%

                              PORTFOLIO STRUCTURE
                               AS OF DECEMBER 31,

                              NUMBER        MARKET
                                OF          VALUE      PERCENTAGE OF
     ECONOMIC SECTOR        COMPANIES      (000'S)       PORTFOLIO
-------------------------  ------------  ------------  --------------
                           1999   1998   1999   1998    1999    1998     CHANGE
                           -----  -----  -----  -----  ------  ------  -----------
Technology                    21     19   46.0   27.8     29%     24%           +5
Health Care                   14     18   28.4   16.9     18%     15%           +3
Consumer                      20     15   26.2   25.5     17%     22%           -5
Credit Sensitive              10     11   12.8   19.0      8%     16%           -8
Energy                         5      4   12.0    4.6      8%      4%           +4
Service Companies              9      4    9.6    7.0      6%      6%            0
Transportation                 4      4    7.6    4.4      5%      4%           +1
Process Industries             6      6    6.4    4.9      4%      4%            0
Capital Goods                  0      1    0.0    0.2      0%      0%            0
                           -----  -----  -----  -----  -----   -----   -----------
Total Equities                89     82  149.0  110.3     95%     95%            0
                           =====  =====
Cash and Cash Equivalents                  8.1    6.3      5%      5%            0
                                         -----  -----  -----   -----   -----------
Total Fund                               157.1  116.6    100%    100%            0%
                                         =====  =====  =====   =====   ===========

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE
--------------------------------------------------------------------------------

                              TEN LARGEST HOLDINGS
                              (DECEMBER 31, 1999)

                                            PERCENTAGE OF  STOCK
                 COMPANY                     NET ASSETS    SYMBOL  BUSINESS FOCUS
------------------------------------------  -------------  ------  ------------------------------
  1.  Interworld Corp.                              3.4%    INTW   Internet Software
  2.  BJ Services                                   2.9%    BJS    Petroleum Industry Services
  3.  Credence Systems Corp.                        2.7%    CMOS   Electronic Measuring
                                                                   Instrumentation
  4.  Pinnacle Systems, Inc.                        2.6%    PCLE   Video Production Equipment
  5.  US Freightways Corp.                          2.5%    USFC   Regional Motor Carrier
  6.  Enzon, Inc.                                   2.2%    ENZN   Gene Therapies for Life
                                                                   Threatening
                                                                   Diseases
  7.  Medical Manager Corp.                         2.2%    MMGR   Healthcare Cost Containing
                                                                   Services
  8.  DII Group, Inc.                               2.1%    DIIG   Electronics Outsourcing
  9.  Transwitch Corp.                              2.1%    TXCC   Digital High Speed
                                                                   Semiconductor
                                                                   Solutions
 10.  IVAX Corp.                                    2.1%    IVX    Pharmaceutical Developer &
                                                                   Marketer
                                              ---------
                                                   24.8%
                                              =========

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- DECEMBER 31, 1999

--------------------------------------------------------
DESCRIPTION                       SHARES       VALUE
--------------------------------------------------------
COMMON STOCKS -- 95.6%
CONSUMER -- 16.8%
  American Eagle
    Outfitters, Inc.*             37,200    $  1,674,000
  Ames Department
    Stores, Inc.*                 26,800         772,175
  AnnTaylor Stores, Corp.*        41,700       1,436,044
  Bally Total Fitness Holdings*   56,000       1,494,500
  Championship Auto Racing
    Teams, Inc.*                  54,000       1,242,000
  Corporate Executive Board
    Co.*                          44,700       2,497,612
  Cumulus Media, Inc. *           52,900       2,684,675
  Damark International Inc.*      26,250         413,438
  Furniture Brands
    International, Inc.*          75,900       1,669,800
  GetThere.com, Inc.*              4,200         169,050
  Marketing Services
    Group, Inc.*                  39,500         661,625
  Martha Stewart Living
    Omnimedia, Inc.*              10,500         252,000
  Mohawk Industries Inc.*         58,800       1,550,850
  Pacific Sunwear of
    California, Inc.*             67,000       2,135,625
  Quintus Corp.*                   1,900          87,162
  Radio Unica Corp.*              38,700       1,117,462
  Spanish Broadcasting
    System, Inc.*                 62,800       2,527,700
  Too, Inc.*                      62,500       1,078,125
  Zale Corp.*                     43,000       2,080,125
  99 Cents Only Stores*           16,000         612,000
                                            ------------
                                              26,155,968
                                            ------------
CREDIT SENSITIVE -- 8.2%
  Astoria Financial Corp.         31,655         963,499
  Bank United Corp.               53,900       1,468,775
  D.R. Horton, Inc.              101,300       1,399,206
  Dime Bancorp                   107,300       1,622,912
  Dime Community Bancshares       11,200         207,200
  Golden State Bancorp, Inc.*    102,350       1,765,537
  Labranche & Co., Inc.*          51,000         650,250
  Lennar Corp.                   109,000       1,771,250
  LNR Property Corp.             113,650       2,258,794
  Sovereign Bancorp, Inc.         91,900         684,940
                                            ------------
                                              12,792,363
                                            ------------
ENERGY -- 7.7%
  BJ Services Co.*               107,200       4,482,300
  Devon Energy Corp.              94,400       3,103,400
  Global Industries, Ltd.*       183,400       1,581,825
  Input/Output, Inc.*             72,000         364,500
  Marine Drilling
    Companies, Inc.*             111,200       2,495,050
                                            ------------
                                              12,027,075
                                            ------------
HEALTH CARE -- 18.2%
  Accredo Health, Inc.*           33,400       1,027,050
  Alkermes, Inc.*                 50,300       2,470,987
  Cell Genesys, Inc.*            107,500       1,377,344
  Dendrite
    International, Inc.*          63,550       2,152,756
  Enzon, Inc.*                    80,300       3,483,012
  IVAX Corp.                     126,100       3,247,075
  Invitrogen Corp.*               22,600       1,356,000
  Medical Manager Corp.*          41,300       3,479,525
  Nanogen, Inc.*                  80,600       1,763,125
  Priority Healthcare Corp., Cl
    A*                            27,349         791,412
  Priority Healthcare Corp., Cl
    B*                            27,150         785,653
  ResMed, Inc.*                   56,300       2,350,525
  Sonosite*                       47,799       1,511,643

--------------------------------------------------------
DESCRIPTION                       SHARES       VALUE
--------------------------------------------------------
  Trigon Healthcare, Inc.*        88,100    $  2,598,950
                                            ------------
                                              28,395,057
                                            ------------
PROCESS INDUSTRIES -- 4.1%
  AK Steel Holding Corp.          72,323       1,365,097
  Bowater Inc.                    30,800       1,672,825
  Carbo Ceramics                   9,500         207,813
  CompX International Inc.*       33,600         617,400
  PH Glatfelter                   92,900       1,352,856
  Rayonier Inc.                   24,700       1,193,319
                                            ------------
                                               6,409,310
                                            ------------
SERVICE COMPANIES -- 6.2%
  AGENCY.COM, Ltd.*                2,600         132,600
  American Tower Corp.            65,800       2,011,013
  Classic
    Communications, Inc.*          4,100         149,906
  eBenX, Inc.*                    13,700         619,925
  Insight Communications
    Company, Inc.*                55,000       1,629,375
  Pac-West Telecomm, Inc.*        35,200         932,800
  Price Communications Corp.*     68,145       1,895,283
  Triton PCS Holdings, Inc.*      11,300         514,150
  Viatel, Inc.*                   32,100       1,721,362
                                            ------------
                                               9,606,414
                                            ------------
TECHNOLOGY -- 29.5%
  Allied Riser Communications
    Corp.*                       101,600       2,101,850
  Alpha Industries, Inc.          32,300       1,851,194
  Art Technology Group, Inc.*     20,300       2,600,938
  ATMI, Inc.*                     69,500       2,297,844
  Cognex Corp.*                   62,500       2,437,500
  Credence Systems Corp.*         48,900       4,229,850
  DII Group, Inc.*                47,200       3,349,727
  Interworld Corp.*               61,500       5,250,563
  Kronos, Inc.*                    9,400         564,000
  National Information
    Consortium, Inc.*             30,900         988,800
  Pairgain Technologies, Inc.*   101,500       1,440,031
  PC-Tel, Inc.*                   14,800         777,000
  Pegasus Systems, Inc.*          23,900       1,441,469
  Pinnacle Systems Inc.*         100,500       4,089,094
  Polycom, Inc.*                  34,500       2,197,219
  Sagent Technology, Inc.*        60,500       1,811,219
  Symantec Corp.*                 18,200       1,066,975
  Symyx Technologies Inc.*         3,300          99,000
  Titan Corp.*                    61,000       2,874,625
  TranSwitch Corp.*               45,900       3,330,619
  Whittman-Hart, Inc.*            23,000       1,233,375
                                            ------------
                                              46,032,892
                                            ------------
TRANSPORTATION -- 4.9%
  Airborne Freight Corp.          54,300       1,194,600
  Atlantic Coast Airlines
    Holdings*                     71,300       1,693,375
  Tidewater Inc.                  23,700         853,200
  US Freightways Corp.            80,700       3,863,512
                                            ------------
                                               7,604,687
                                            ------------
TOTAL INVESTMENTS -- 95.6%
 (Cost $102,596,437)                         149,023,766
                                            ------------
OTHER ASSETS IN EXCESS OF
 LIABILITIES -- 4.4%                           6,871,877
                                            ------------
NET ASSETS -- 100%                          $155,895,643
                                            ============
*Non-income producing security.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- DECEMBER 31, 1999

ASSETS
  Investments at Value (cost $102,596,437)          $149,023,766
  Cash                                                8,056,918
  Receivable for Securities Sold                      1,911,433
  Dividend and Interest Receivable                       23,238
                                                    -----------
Total Assets                                        159,015,355
                                                    -----------
LIABILITIES
  Due to Adviser                                        123,316
  Due to Administrator                                    8,537
  Payable for Securities Purchased                    2,766,383
  Accrued Expenses and Other                            221,476
                                                    -----------
Total Liabilities                                     3,119,712
                                                    -----------
Net Assets                                          $155,895,643
                                                    ===========
SHARES OUTSTANDING AT DECEMBER 31, 1999               9,802,054
NET ASSET VALUE PER SHARE AT DECEMBER 31, 1999      $     15.90
                                                    ===========

COMPOSITION OF NET ASSETS
  Common Stock; (150,000,000 shares authorized
    $0.01 par value). Based
    on Outstanding Shares of Common Stock           $    98,021
  Capital in Excess of Par Value                     93,411,084
  Accumulated Net Realized Gain from Securities      15,959,209
  Net Unrealized Appreciation on Investments         46,427,329
                                                    -----------
NET ASSETS, DECEMBER 31, 1999                       $155,895,643
                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:
  Dividends                                         $   344,217
  Interest                                              221,049
                                                    -----------
  Total Investment Income                               565,266
EXPENSES
  Investment Advisory Fees                            1,189,068
  Professional Fees                                     109,156
  Printing Fees                                          94,485
  Miscellaneous Expenses                                 83,303
  Administration Fees                                    71,347
  Custody Fees                                           67,703
  Directors' Fees and Expenses                           58,106
  Registration & Filing Fees                             29,414
  Transfer Agency Fees                                   20,846
                                                    -----------
  Total Expenses                                      1,723,428
                                                    -----------
NET INVESTMENT LOSS                                  (1,158,162)
                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net Realized Gain from Investment Transactions     20,846,432
  Net Change in Unrealized Appreciation on
    Investments                                      22,164,135
                                                    -----------
  Net Realized and Unrealized Gain on Investments    43,010,567
                                                    -----------
  NET INCREASE IN NET ASSETS FROM OPERATIONS        $41,852,405
                                                    ===========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- FOR THE YEARS ENDED DECEMBER 31

                                          ------------  ------------
                                              1999          1998
                                          ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net Investment Income (Loss)            $ (1,158,162) $    133,999
  Net Realized Gain on Investments          20,846,432     1,071,118
  Net Change in Unrealized Appreciation
    on Investments                          22,164,135     1,509,104
                                          ------------  ------------
  Net Increase in Net Assets from
    Operations                              41,852,405     2,714,221
                                          ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net Investment Income                             --      (133,999)
  Net Realized Gain from Investment
    Transactions                                    --      (768,061)
  Return of Capital                                 --    (1,154,589)
                                          ------------  ------------
  Total Distributions                               --    (2,056,649)
                                          ------------  ------------
CAPITAL SHARE TRANSACTIONS:
  Net Proceeds from Shares Reinvested               --     7,888,517
  Reissuance of Treasury Shares                     --     7,352,811
  Cost of Treasury Shares Purchased                 --    (3,468,865)
                                          ------------  ------------
NET INCREASE IN NET ASSETS FOM CAPITAL
  TRANSACTIONS                                      --    11,772,463
                                          ------------  ------------
  Total Increase in Net Assets              41,852,405    12,430,035
NET ASSETS
  Beginning of Period                      114,043,238   101,613,203
                                          ------------  ------------
  End of Period                           $155,895,643  $114,043,238
                                          ============  ============
CAPITAL SHARE TRANSACTIONS:
  Shares Reinvested                                 --       713,358
  Reissuance of Treasury Shares                     --       647,700
  Treasury Shares Purchased                         --      (333,200)
                                          ------------  ------------
  Increase in Capital Shares from
    Institutional Share Transactions                --     1,027,858
                                          ============  ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

    Contained below is per-share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets, and other supplemental data for the five years ended December 31, 1999. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                           -------------------------------------------------------
                                          YEARS ENDED DECEMBER 31,
                           -------------------------------------------------------
                               1999        1998       1997       1996       1995
                           ------------  ---------  ---------  ---------  --------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value,
  beginning of period        $  11.63    $  11.58   $  12.23   $  12.31   $ 10.21

Net investment income
  (loss)                        (0.12)       0.01      (0.09)     (0.06)    (0.00)
Net realized and
  unrealized gains
  (losses)                       4.39        0.25       1.78       2.18      4.23
                             --------    --------   --------   --------   -------
Total from investment
  operations                 $   4.27    $   0.26   $   1.69   $   2.12   $  4.23
Less distributions from:
  Net investment income            --       (0.01)        --         --        --
  Realized capital gains           --       (0.08)     (2.34)     (1.60)    (2.13)
  Return of capital                --       (0.12)        --         --        --
                             --------    --------   --------   --------   -------
Total distributions          $     --    $  (0.21)  $  (2.34)  $  (1.60)  $ (2.13)
                             --------    --------   --------   --------   -------
Dilution due to rights
  offering                         --          --         --      (0.60)       --
                             --------    --------   --------   --------   -------
Net asset value, end of
  period                     $  15.90    $  11.63   $  11.58   $  12.23   $ 12.31
                             ========    ========   ========   ========   =======
Market value per share,
  end of period              $  14.19    $   9.69   $  11.13   $  10.50   $ 12.63

TOTAL INVESTMENT RETURN:
Based on net asset value
  per share                     +36.7%      +2.66%     +14.6%     +20.8%    +41.4%
Based on market value per
  share                        +46.45%     -10.99%     +28.5%     +17.5%    +42.3%

RATIOS TO AVERAGE NET
  ASSETS:
Expenses                         1.45%       1.56%      1.42%      1.76%     1.51%
Net investment income
  (loss)                        (0.97)%      0.12%     (0.66)%    (0.57)%   (0.03)%

SUPPLEMENTAL DATA:
Net assets at end of year
  (000 omitted)              $155,896    $114,043   $101,613   $111,135   $74,402
Average net assets during
  year (000 omitted)         $118,894    $110,974   $114,953   $ 99,372   $72,202
Portfolio turnover                114%        116%       101%       162%      110%

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND -- DECEMBER 31, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

Morgan Grenfell SMALLCap Fund, Inc. ("the Fund") was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund commenced operations on May 6, 1987.
    The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.
    PORTFOLIO VALUATION--Securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale price. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the average bid and asked prices. Commercial paper is carried at cost, which approximates market.
    SECURITIES TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
    EXPENSES--Expenses that are directly related to the Fund are paid by the Fund.
    FEDERAL INCOME TAXES--It is the policy of the Fund to qualify as a regulated investment company by complying with provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and securities profits (after application of net capital loss carryovers) sufficient to relieve it from all, or substantially all, Federal income taxes.
    DISTRIBUTIONS--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid in capital in the period that the difference arises.
    USE OF ESTIMATES--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increase and decrease in assets from operations during the reporting period. Actual results could differ from those estimates.

2. ADMINISTRATION, INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH
AFFILIATES

By an agreement dated August 27, 1998, the Fund entered into an administration agreement with Deutsche Asset Management, Inc., ("DAMI", the "Administrator", formerly Morgan Grenfell Inc., the "Administrator"), pursuant to which the Administrator will receive an annual fee of 0.06% based upon the aggregate average daily net assets of the Fund. The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent and the transfer agent are paid by the Administrator and not the Fund. For the year ended December 31, 1999, the fees earned by the Administrator were approximately $71,347.
    Prior to October 13, 1998, SEI Financial Management Corporation served as the Fund's administrator and received an annual fee based on the aggregate average daily net assets of the Fund and Funds of the Morgan Grenfell Investment Trust.
    The Fund pays advisory fees for investment and advisory services to DAMI. Under the terms of the investment advisory agreement, the management fee is calculated at an annual rate of 1.00% of the Fund's average daily net assets.
    Certain individuals who are officers or directors, or both, of the Fund are also officers or directors, or both, of DAMI.

3. CAPITAL SHARE TRANSACTIONS

There were no capital share transactions for the year ended December 31, 1999.

--------------------------------------------------------------------------------

4. INVESTMENT TRANSACTIONS

The aggregate cost of securities purchased and the aggregate proceeds of securities sold for the year ended December 31, 1999, excluding short-term investments, were $132,608,029 and $136,839,697, respectively.
    For Federal income tax purposes, the cost of securities owned, the aggregate gross unrealized appreciation and depreciation and the net unrealized appreciation on investments at December 31, 1999 were $102,880,939, $50,201,082, $4,058,255 and $46,142,827, respectively.

5. DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all dividends from net investment income and/or all capital gain distributions will be reinvested by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Registered shareholders are deemed to participate in the Plan unless they elect to receive all dividends from net investment income and/or all capital gains distributions in the form of cash. Each registered shareholder at the time of purchase will receive from the Plan Agent an authorization card to be signed and returned if the shareholder elects to receive distributions from net investment income in cash or elects not to receive capital gain distributions in the form of a stock dividend. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker should contact such broker or nominee to elect to participate in the Plan or to receive their distributions in cash.
    Participating shareholders will receive dividends from net investment income and/or all capital gain distributions in additional shares issued by the Fund if the shares are trading at a premium; i.e., the net asset value ("NAV") is less than the then-current market price. In such event, the number of additional shares to be issued by the Fund will be determined by valuing such shares at the higher of (i) their NAV or (ii) 95% of the market price. If shares of the Fund are trading at a discount, i.e., the NAV exceeds the then-current market price, the Plan Agent or its designee will, as agent for the participants, apply such dividends or distributions to purchase shares in the open market, on the New York Stock Exchange or else-where, for the participants' accounts. In such case, the price of the shares to each participating shareholder will be the average market price at which such shares were purchased under the direction of the Plan Agent. During certain market conditions, it may be impracticable or impossible to complete a market purchase program at prices below net asset value, and, in such event, the Fund itself may in its discretion issue the required shares at net asset value. There will be no brokerage charges for shares directly issued by the Fund, however, brokerage commissions incurred on open market purchases will be borne pro rata by each participant. There is no direct service charge to participants in the Plan; the fees of the Plan Agent will be borne by the Fund. However, the Fund reserves the right to amend the Plan to include such a charge payable by the participants or for other reasons.
    Participants in the Plan may elect to withdraw from the Plan at any time upon written notice to the Plan Agent and thereby elect to receive all distributions from net investment income in cash and/or all capital gain distributions either in the form of a stock dividend or in cash. The written notice will not be effective with respect to distributions made within seven days of its receipt by the Plan Agent. If notice is received after a record date, a shareholder's request will be completed after the determination of shares for that dividend has been credited to the shareholder's account. Dividends and capital gain distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of dividends and capital gain distributions will not relieve participants of liability for any U.S. income tax that may be payable (or required to be withheld) on such dividends or distributions. Additional information about the Plan is available by calling the Plan Agent's Shareholder Relations Department at 1-800-432-8224.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders
Morgan Grenfell SMALLCap Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Grenfell SMALLCap Fund, Inc. as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended December 31, 1999, and the financial highlights for each of the years in the five-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our reponsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Grenfell SMALLCap Fund, Inc., as of December 31, 1999, the result of its operations for the year then ended, changes in its net assets for each of the years in the two-year period ended December 31, 1999 and the financial highlights for each of the years in the five-year period ended December 31, 1999, in conformity with generally accepted accounting principles.

/s/ KPMG LLP

KPMG LLP
New York, New York
February 4, 2000

SHAREHOLDER INFORMATION SERVICE
--------------------------------------------------------------------------------

DEUTSCHE ASSET MANAGEMENT, INC. (THE ADVISER TO THE MORGAN GRENFELL SMALLCAP
FUND) IS A INDIRECT WHOLLEY OWNED SUBSIDIARY OF DEUTSCHE BANK AG.
    Shares of the Morgan Grenfell SMALLCap Fund, a closed end fund, are traded on the New York Stock Exchange under the symbol "MGC."
    In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

                        SHAREHOLDER INFORMATION SERVICE

Information regarding the Fund's net asset value is available by calling 1-800-550-6426. The Fund's net asset value is reported each week in THE WALL STREET JOURNAL and BARRON'S.

                             SHAREHOLDER INQUIRIES:
                              THE BANK OF NEW YORK
                                 1-800-524-4458
                     SHAREHOLDER RELATIONS DEPARTMENT - 11E
                                 P.O. BOX 11258
                             CHURCH STREET STATION
                               NEW YORK, NY 10286

                  E-MAIL ADDRESS: Shareowner-svcs@bankofny.com

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------
MORGAN GRENFELL SMALLCAP FUND, INC.

ROBERT E. GREELEY
DIRECTOR
President
Page Mill Asset Management Ltd.

JOSEPH J. INCANDELA
DIRECTOR AND CHAIRMAN
Private Equity Investor

AUDREY M.T. JONES
PRESIDENT AND DIRECTOR
Executive Vice President
Deutsche Asset Management, Inc.

RICHARD D. WOOD
DIRECTOR
Consultant

JOHN P. CALLAGHAN
EXECUTIVE VICE PRESIDENT
Deutsche Asset Management, Inc.

EDWARD J. VEILLEUX
VICE PRESIDENT
Managing Director
Deutsche Asset Management

AMY M. OLMERT
TREASURER AND CHIEF FINANCIAL OFFICER
Vice President
Deutsche Asset Management

JOSEPH PARASCONDOLA
ASSISTANT TREASURER
Assistant Vice President
Deutsche Asset Management

FRAN POLLACK-MATZ
SECRETARY
Vice President
Deutsche Asset Management

INDEPENDENT AUDITORS
KPMG LLP
757 Third Avenue
New York, NY 10017

TRANSFER AGENT
The Bank of New York
101 Barclay Street
New York, NY 10154

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

INVESTMENT ADVISER
Deutsche Asset Management, Inc.
885 Third Avenue
32nd Floor
New York, NY 10022

                                                                    MGSCAN(1299)